                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.             Case No.                   01-11628 (PJW) Jointly Administered
--------------------------------                                        -----------------------------------
                                             Reporting periods:         December 17, 2001-February 28, 2002
                                                                        -----------------------------------

                                         MONTHLY OPERATING REPORT

----------------------------------------------------------------------------------------------------------------
                                                                                      DOCUMENT      EXPLANATION
              REQUIRED DOCUMENTS                                FORM NO.              ATTACHED       ATTACHED
----------------------------------------------------------------------------------------------------------------
Schedule of Cash Disbursements                                  MOR-1(a)                 X
----------------------------------------------------------------------------------------------------------------
  Summary of bank and investment accounts                       MOR-1(b)                 X
----------------------------------------------------------------------------------------------------------------
  Detail disbursements by legal entity                                                Exhibit B
----------------------------------------------------------------------------------------------------------------
Unaudited Consolidated Statements of Operations                 MOR-2                    X
----------------------------------------------------------------------------------------------------------------
  Unaudited consolidating statements of operations                                    Exhibit A
----------------------------------------------------------------------------------------------------------------
Unaudited Consolidated Balance Sheet                            MOR-3                    X
----------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Accounts Payable                 MOR-4                    X
----------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                    MOR-5                    X
----------------------------------------------------------------------------------------------------------------
Debtors Questionnaire                                           MOR-5                    X
----------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



---------------------------------------                    ----------------------------------------------------
Signature of Debtor                                        Date



---------------------------------------                    ----------------------------------------------------
Signature of Joint Debtor                                  Date




/s/  Ezra Shashoua                                         March 26, 2002
---------------------------------------                    ----------------------------------------------------
Signature of Authorized Individual                         Date



Ezra Shashoua                                              Executive Vice President and Chief Financial Officer
---------------------------------------                    ----------------------------------------------------
Printed Name of Authorized Individual                      Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.             Case No.                   01-11628 (PJW) Jointly Administered
--------------------------------                                        -----------------------------------
                                             Reporting periods:         December 17, 2001-February 28, 2002
                                                                        -----------------------------------

                                  MOR-1(A) -- SCHEDULE OF CASH DISBURSEMENTS
                                              DOLLARS IN THOUSANDS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          TOTAL
                                                                                                                      DISBURSEMENTS
                                                                                                                           FOR
                                                                                TOTAL          LESS          PLUS       CALCULATING
                                                                             DISBURSEMENTS   TRANSFERS   DISBURSEMENTS     U.S.
                                                                  TOTAL       CUMULATIVE     TO DEBTOR      MADE BY       TRUSTEE
                                                              DISBURSEMENTS     FILING     IN POSSESSION    OUTSIDE     QUARTERLY
         LEGAL ENTITY                              CASE NO.   CURRENT MONTH     TO DATE       ACCOUNTS      SOURCES        FEES
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc.                                  01-11628      $ 14,081      $ 28,692      $     --      $     --      $ 28,692
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc.                              01-11629        10,597        21,841            --            --        21,841
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent Transportation Services, Inc.          01-11630            --            --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
NR Delaware, Inc.                                  01-11631            --            --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
NRGP, Inc.                                         01-11632            --            --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent West, Inc.                             01-11633         2,462         5,260            --            --         5,260
-----------------------------------------------------------------------------------------------------------------------------------
Logan Equipment Corp.                              01-11634           266           893            --            --           893
-----------------------------------------------------------------------------------------------------------------------------------
NR Dealer, Inc.                                    01-11635            --            --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
NR Franchise Company                               01-11636            --            --            --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
BDK Equipment Company, Inc.                        01-11637            63           138            --            --           138
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP                           01-11638         4,687         9,147            --            --         9,147
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP                         01-11639           574         1,315            --            --         1,315
-----------------------------------------------------------------------------------------------------------------------------------
  Total                                                          $ 32,730      $ 67,286      $     --      $     --      $ 67,286
-----------------------------------------------------------------------------------------------------------------------------------

Note: A detailed listing of disbursements for the current month, by legal entity, is attached in Exhibit B.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.             Case No.                   01-11628 (PJW) Jointly Administered
--------------------------------                                        -----------------------------------
                                             Reporting periods:         December 17, 2001-February 28, 2002
                                                                        -----------------------------------

                           MOR-1(b)-- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                                               DOLLARS IN THOUSANDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Book Balance
                                                                                                          at End of        Date
                                                                                            Account       Reporting     Reconciled
                    Legal Entity                                Financial Institution       Number          Period       Through
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP - Case No. 01-11638                    Bank of America, N.A.        2985               88      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "     "    "    "         "                               Bank of America, N.A.        8471              139      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "     "    "    "         "                               Bank of America, N.A.        1662               --      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "     "    "    "         "                               Bank of America, N.A.        9399               --      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "     "    "    "         "                               Bank One, TX                 3689                1      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "     "    "    "         "                               Crosby State Bank            2226                4      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "     "    "    "         "                               Pioneer National Bank        0282                5      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "     "    "    "         "                               Texas Gulf Bank              9527                2      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "     "    "    "         "                               Petty and counter cash        NA               104
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                       343
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc. - Case No. 01-11629                       Bank of America, N.A.        1811               --      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Bank of America, N.A.        1675               --      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Bank of America, N.A.        1727              173      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Bank of America, N.A.        6826               --      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Bank of America, N.A.        9071               52      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Bank of America, N.A.        9084               (6)     31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Bank of America, N.A.        1701             (101)     31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Bank of America, N.A.        1730              329      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Bank of America, N.A.        1743               80      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Bank of Utah                 5545               (1)     31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Bank of Utah                 0226               --      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Bank One, LA                 0427                9      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Bank One, OH                 1964                5      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Fifth Third Bank             7547              400      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              First MA Bank                9135                5      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Huntington Bank              6483                8      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Provident Bank               1778                4      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Regions Bank                 5785               12      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Wells Fargo Bank             4811                7      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Bank One, KY                 3778                1      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Fifth Third Bank             5838              410      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Fleet Bank                   5478               28      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              National City Bank, PA       4092                8      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "    "              "                              Petty and counter cash        NA               174
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                     1,597
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent West, Inc. - Case No. 01-11633                      Bank of America, N.A.        1840                --     28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "     "             "                              Bank of America, N.A.        1659                4      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "     "             "                              Bank of America, N.A.        9097              130      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "     "             "                              Bank of America, N.A.        9107              106      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "      "     "             "                              Petty and counter cash        NA                21
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                       261
-----------------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.             Case No.                   01-11628 (PJW) Jointly Administered
--------------------------------                                        -----------------------------------
                                             Reporting periods:         December 17, 2001-February 28, 2002
                                                                        -----------------------------------

                           MOR-1(b) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                                                DOLLARS IN THOUSANDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Book Balance
                                                                                                          at End of        Date
                                                                                            Account       Reporting     Reconciled
                    Legal Entity                                Financial Institution       Number          Period       Through
-----------------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                          Bank of America, N.A.        1691               --      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "             "                                  Bank of America, N.A.        6925           30,009      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "             "                                  Citibank, N.A.               2494               76      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "             "                                  Citibank, N.A.               4167               10      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "             "                                  Citibank, N.A.               4918               26      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "             "                                  Citibank, N.A.               5115               (a)     28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "             "                                  Provident Bank               0760               --      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "             "                                  Wachovia Bank                0433               --      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "             "                                  Bank of America, N.A.        5473               --      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "             "                                  Bank of America, N.A.        9518               --      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "             "                                  Bank of America, N.A.        6978                2      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "             "                                  Bank of America, N.A.        2537           15,724      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "             "                                  Bank of America, N.A.        8866               --      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "             "                                  Fleet Bank                   9562           (3,410)     28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "             "                                  Fleet Bank                   9570               --      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "             "                                  Fleet Bank                   0752               --      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "             "                                  Fleet Bank                   0760               --      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "             "                                  Fleet Bank                   7989               --
-----------------------------------------------------------------------------------------------------------------------------------
      "        "             "                                  Petty cash                    NA                 1
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                    42,438
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Logan Equipment Corp.  - Case No. 01-11634                      Bank of America, N.A.        1879              (13)     28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
  "       "       "             "                               Bank of America, N.A.        1548               11      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
  "       "       "             "                               Fleet Bank                   7997               --      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
  "       "       "             "                               First MA Bank                4927               --      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                        (2)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP - Case No. 01-11639                  Bank One, IN                 5365                6      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "    "    "           "                          National City Bank, IN       7959                3      31-Jan-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "    "    "           "                          Bank of America, N.A.        9409               --      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------
      "        "    "    "           "                          Petty and counter cash        NA                10
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                        19
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NationsRent Transportation Services, Inc. - Case No. 01-11630   Bank of America, N.A.        1808               --      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NR Delaware, Inc. - Case No. 01-11631                           Bank of America, N.A.        1798               --      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NR Franchise Company - Case No. 01-11636                        Bank of America, N.A.        9123               --      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NRGP, Inc. - Case No. 01-11632                                  Bank of America, N.A.        1785               --      28-Feb-2002
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Grand Total Cash                                                                                            44,656
-----------------------------------------------------------------------------------------------------------------------------------

(a) This account is an investment account that contains the shares of NationsRent, Inc. common stock that were repurchased prior to January 2001 and have been recorded, at cost, as treasury stock in the Consolidated Balance Sheet set forth in MOR-3.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.             Case No.                   01-11628 (PJW) Jointly Administered
--------------------------------                                        -----------------------------------
                                             Reporting periods:         December 17, 2001-February 28, 2002
                                                                        -----------------------------------

                           MOR-1(b) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                                                DOLLARS IN THOUSANDS

The following tables sets forth the bank accounts that were opened and closed during the reporting period:

                                                ACCOUNTS OPENED

-------------------------------------------------------------------------------------------------------------------------
                                                                                       Account
                Legal Entity                                      Bank                  Number         Date of Change
-------------------------------------------------------------------------------------------------------------------------
Logan Equipment Corp. - Case No. 01-11634                    Fleet Bank                  7997          16-Jan-2002
-------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc.  - Case No. 01-11628                       Fleet Bank                  7989          16-Jan-2002
-------------------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP - Case No. 01-11638                 Bank of America, N.A.       9399          14-Feb-2002
-------------------------------------------------------------------------------------------------------------------------
NationsRent of Indiana, LP - Case No. 01-11639               Bank of America, N.A.       9409          14-Feb-2002
-------------------------------------------------------------------------------------------------------------------------

                                                ACCOUNTS CLOSED
-------------------------------------------------------------------------------------------------------------------------
                                                                                       Account
                Legal Entity                                     Bank                   Number         Date of Change
-------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                       Bank of America, N.A.        4212          17-Dec-2001
-------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                       Bank of America, N.A.        5486          17-Dec-2001
-------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                       Bank of America, N.A.        0099          17-Dec-2001
-------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                       Bank of America, N.A.        0109          17-Dec-2001
-------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                       Bank of America, N.A.        1551          17-Dec-2001
-------------------------------------------------------------------------------------------------------------------------
NationsRent, Inc. - Case No. 01-11628                       Bank of America, N.A.        9166          17-Dec-2001
-------------------------------------------------------------------------------------------------------------------------
NationsRent of Texas, LP - Case No. 01-11638                Bank of America, N.A.        9547          17-Dec-2001
-------------------------------------------------------------------------------------------------------------------------
NationsRent USA, Inc. - Case No. 01-11629                   Fleet Bank                   8442          17-Dec-2001
-------------------------------------------------------------------------------------------------------------------------
NationsRent West, Inc. - Case No. 01-11633                  Bank of America, N.A.        9505          17-Dec-2001
-------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report is true and correct to the best of my knowledge and belief.



/s/  Ezra Shashoua                                      March 26, 2002
-------------------------------------                   -----------------------------------------------------
Signature of Debtor                                     Date



Ezra Shashoua                                           Executive Vice President and Chief Financial Officer
-------------------------------------                   ----------------------------------------------------
Printed Name of Authorized Individual                   Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.             Case No.                   01-11628 (PJW) Jointly Administered
--------------------------------                                        -----------------------------------
                                             Reporting periods:         December 17, 2001-February 28, 2002
                                                                        -----------------------------------

                           MOR - 2 -- UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                                             DOLLARS IN THOUSANDS

                                                                                                                Cumulative
                                                                                              Month            Filing to Date
                                                                                            ---------          --------------
 Revenue:
  Equipment rental                                                                          $  28,637            $  73,147
  Sales of equipment, merchandise, parts and supplies                                           2,235                5,501
                                                                                            ---------            ---------
    Total revenue                                                                              30,872               78,648
                                                                                            ---------            ---------
 Cost of revenue:
  Cost of equipment rentals, excluding depreciation                                            16,969               42,553
  Rental equipment depreciation and lease expense                                              11,325               29,298
  Cost of equipment, merchandise, parts and supplies                                            1,750                4,345
                                                                                            ---------            ---------
    Total cost of revenue                                                                      30,044               76,196
                                                                                            ---------            ---------
 Gross profit                                                                                     828                2,452
                                                                                            ---------            ---------
 Operating expenses:
  Selling, general and administrative expenses (1)                                              7,596               19,229
  Non-rental equipment depreciation and amortization                                            1,110                3,890
                                                                                            ---------            ---------
 Operating income                                                                              (7,878)             (20,667)
                                                                                            ---------            ---------
 Other (income)/expense:
  Interest income (2)                                                                              (8)                 (44)
  Interest expense                                                                              3,342               10,422
  Other, net (3)                                                                                  (13)                  --
                                                                                            ---------            ---------
                                                                                                3,321               10,378
                                                                                            ---------            ---------
 Income/(loss) before provision for income taxes                                              (11,199)             (31,045)
  Provision for income taxes (benefit)                                                             --                   --
                                                                                            ---------            ---------
 Net income (loss)                                                                          $ (11,199)           $ (31,045)
                                                                                            =========            =========

REORGANIZATION ITEMS:
(1) Reorganization Items included in selling, general and administrative expenses
    Professional Fees                                                                       $     698            $   1,984
    U.S. Trustee Quarterly Fees                                                                    --                    3
    Other Reorganization Expenses                                                                  18                   21
(2) Reorganization Item included in Interest Income:
    Interest Earned on Accumulated Cash from Chapter 11                                            (8)                 (44)
(3) Reorganization Item included in Other, net:
    Gain (loss) on Sale of Assets                                                                  --                   --
                                                                                            ---------            ---------
Total Reorganization Expense, net                                                           $     708            $   1,964
                                                                                            =========            =========

Note: The above statements of operations represent the consolidated results of the debtors (case numbers 01-11628 through 01-11639). Consolidating statements of operations, by debtor, for the current month and cumulative filing to date are attached in Exhibit A.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.             Case No.                   01-11628 (PJW) Jointly Administered
--------------------------------                                        -----------------------------------
                                             Reporting periods:         December 17, 2001-February 28, 2002
                                                                        -----------------------------------

                            MOR -3 -- UNAUDITED CONSOLIDATED BALANCE SHEET
                                             DOLLARS IN THOUSANDS

                                                                                 Book Value At
                                                                                 End Of Current
                                                                                Reporting Period
                                                                                ----------------
ASSETS
Cash                                                                              $     44,656
Accounts receivable, net                                                                89,479
Inventories                                                                             23,002
Prepaid expenses and other assets                                                       15,517
Deferred financing costs                                                                11,803
Rental equipment, net                                                                  436,130
Property and equipment, net                                                             86,955
                                                                                  ------------
   Total Assets                                                                   $    707,542
                                                                                  ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject To Compromise (Post-Petition):
 Accounts payable                                                                 $      9,825
 Debt                                                                                       --
 Accrued compensation                                                                    5,808
 Accrued expenses and other liabilities                                                 31,221
 Income taxes payable                                                                       19
                                                                                  ------------
   Total Post-Petition Liabilities                                                      46,873
                                                                                  ------------
Liabilities Subject To Compromise (Pre-Petition):
  Secured debt                                                                         823,587
  Priority debt                                                                          4,515
  Unsecured debt                                                                       330,888
                                                                                  ------------
   Total Pre-Petition Liabilities                                                    1,158,990
                                                                                  ------------
   Total Liabilities                                                                 1,205,863
                                                                                  ------------
Stockholders' Equity
 Preferred stock                                                                             2
 Common stock                                                                              584
 Additional paid-in-capital                                                            471,173
 Retained earnings (deficit)                                                          (967,200)
 Treasury stock                                                                         (2,880)
                                                                                  ------------
   Total Stockholders' Equity                                                         (498,321)
                                                                                  ------------
   Total Liabilities and Stockholders' Equity                                     $    707,542
                                                                                  ============

Note: The above balance sheet represents the consolidated balances of the debtors (Case numbers 01-11628 through 01-11639)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.             Case No.                   01-11628 (PJW) Jointly Administered
--------------------------------                                        -----------------------------------
                                             Reporting periods:         December 17, 2001-February 28, 2002
                                                                        -----------------------------------

                           MOR - 4 -- SUMMARY OF UNPAID POSTPETITION ACCOUNTS PAYABLE
                                             DOLLARS IN THOUSANDS

----------------------------------------------------------------------------------------------
                                                                                     Amount At
                                                                                      End Of
                                                                                      Current
                                                                                     Reporting
                                                                                      Period
----------------------------------------------------------------------------------------------
Vouchered accounts payable:
----------------------------------------------------------------------------------------------
  NationsRent, Inc. - Case No. 01-11628                                           $        688
----------------------------------------------------------------------------------------------
  NationsRent USA, Inc. - Case No. 01-11629                                                812
----------------------------------------------------------------------------------------------
  NationsRent Transportation Services, Inc. - Case No. 01-11630                             --
----------------------------------------------------------------------------------------------
  NR Delaware, Inc. - Case No. 01-11631                                                     --
----------------------------------------------------------------------------------------------
  NRGP, Inc. - Case No. 01-11632                                                            --
----------------------------------------------------------------------------------------------
  NationsRent West, Inc. - Case No. 01-11633                                               210
----------------------------------------------------------------------------------------------
  Logan Equipment Corp. - Case No. 01-11634                                                 --
----------------------------------------------------------------------------------------------
  NR Dealer, Inc. - Case No. 01-11635                                                       --
----------------------------------------------------------------------------------------------
  NR Franchise Company - Case No. 01-11636                                                  --
----------------------------------------------------------------------------------------------
  BDK Equipment Company, Inc. - Case No. 01-11637                                            4
----------------------------------------------------------------------------------------------
  NationsRent of Texas, LP - Case No. 01-11638                                             389
----------------------------------------------------------------------------------------------
  NationsRent of Indiana, LP - Case No. 01-11639                                            45
----------------------------------------------------------------------------------------------
   Vouchered accounts payable subtotal                                            $      2,148
----------------------------------------------------------------------------------------------
Accrued accounts payable                                                                 2,588
----------------------------------------------------------------------------------------------
Accrued professional fees                                                                2,030
----------------------------------------------------------------------------------------------
Sales and use taxes payable                                                              1,501
----------------------------------------------------------------------------------------------
Customer deposits and refunds                                                            1,546
----------------------------------------------------------------------------------------------
Other                                                                                       12
----------------------------------------------------------------------------------------------
Total Accounts Payable                                                            $      9,825
----------------------------------------------------------------------------------------------

Note: The above schedule represents the consolidated accounts payable of the debtors (Case numbers 01-11628 through 01-11639).

Explain how and when the Debtor intends to pay any past-due postpetition debts:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.             Case No.                   01-11628 (PJW) Jointly Administered
--------------------------------                                        -----------------------------------
                                             Reporting periods:         December 17, 2001-February 28, 2002
                                                                        -----------------------------------

                           MOR - 5 -- ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                                             DOLLARS IN THOUSANDS

---------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                                    Amount
---------------------------------------------------------------------------------------------------------------
Total Billed Trade Accounts Receivable at the beginning of the reporting period                  $    103,131
---------------------------------------------------------------------------------------------------------------
  Amounts billed during the period, net                                                                25,983
---------------------------------------------------------------------------------------------------------------
  Amounts collected during the period                                                                 (30,150)
---------------------------------------------------------------------------------------------------------------
Total Billed Trade Accounts Receivable at the end of the reporting period                        $     98,964
---------------------------------------------------------------------------------------------------------------
  Unbilled trade receivables                                                                            9,141
---------------------------------------------------------------------------------------------------------------
  Warranty receivables                                                                                    591
---------------------------------------------------------------------------------------------------------------
  NSF checks                                                                                               71
---------------------------------------------------------------------------------------------------------------
  Other receivables                                                                                       335
---------------------------------------------------------------------------------------------------------------
  Amount considered uncollectible (bad debt)                                                          (19,623)
---------------------------------------------------------------------------------------------------------------
Total Accounts Receivable, net at the end of the reporting period                                $     89,479
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Billed Trade Accounts Receivable Aging                                                                 Amount
---------------------------------------------------------------------------------------------------------------
0-30 days old                                                                                    $     28,439
---------------------------------------------------------------------------------------------------------------
31-60 days old                                                                                         15,808
---------------------------------------------------------------------------------------------------------------
61-90 days old                                                                                          9,228
---------------------------------------------------------------------------------------------------------------
91+ days old                                                                                           45,489
---------------------------------------------------------------------------------------------------------------
Total Billed Trade Accounts Receivable at the end of the reporting period                        $     98,964
---------------------------------------------------------------------------------------------------------------

Note: The above schedule represents the consolidated accounts receivable of the debtors (Case numbers 01-11628 through 01-11639).

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.             Case No.                   01-11628 (PJW) Jointly Administered
--------------------------------                                        -----------------------------------
                                             Reporting periods:         December 17, 2001-February 28, 2002
                                                                        -----------------------------------

                                         MOR - 5 -- DEBTORS QUESTIONNAIRE

                                                                      NationsRent
                                                   NationsRent USA,  Transportation                               NationsRent West,
                                 NationsRent, Inc.      Inc.          Services, Inc. NR Delaware, Inc.  NRGP, Inc.        Inc.
                                     01-11628         01-11629           01-11630        01-11631       01-11632       01-11633
                                 ----------------- ----------------   -------------  ----------------   ---------- ----------------
1.  Have any assets been
    sold or transferred
    outside the normal
    course of business
    this reporting period?
    If yes, provide an
    explanation below.                 NO                NO                  NO              NO              NO             NO

2.  Have any funds been
    disbursed from any
    account other than a
    debtor in possession
    account this reporting
    period?  If yes, provide
    an explanation below.              NO                NO                  NO              NO              NO             NO

3.  Have all postpetition
    tax returns been timely
    filed?  If no, provide
    an explanation below.              YES               YES                 YES             YES             YES            YES

4.  Are workers compensation,
    general liability and
    other necessary insurance
    coverages in effect? If no,
    provide an explanation
    below.                             YES               YES                 YES             YES             YES            YES




                                 Logan Equipment                    NR Franchise  BDK Equipment    NationsRent of   NationsRent of
                                      Corp.        NR Dealer, Inc.    Company      Company, Inc.     Texas, LP       Indiana, LP
                                    01-11634          01-11635        01-11636      01-11637          01-11638         01-11639
1.  Have any assets been
    sold or transferred
    outside the normal
    course of business
    this reporting period?
    If yes, provide an
    explanation below.                 NO                NO               NO             NO              NO               NO

2.  Have any funds been
    disbursed from any
    account other than a
    debtor in possession
    account this reporting
    period?  If yes, provide
    an explanation below.              NO                NO               NO             NO              NO               NO

3.  Have all postpetition
    tax returns been timely
    filed?  If no, provide
    an explanation below.              YES               YES              YES            YES             YES              YES

4.  Are workers compensation,
    general liability and
    other necessary insurance
    coverages in effect? If no,
    provide an explanation
    below.                             YES               YES              YES            YES             YES              YES


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.             Case No.                   01-11628 (PJW) Jointly Administered
--------------------------------                                        -----------------------------------
                                             Reporting periods:         December 17, 2001-February 28, 2002
                                                                        -----------------------------------

                                              NOTES

(a)      The following is a breakdown of the number of stores operating in each debtor as of the end of the reporting period:

                                                                                  Number of Stores
                                                                         ---------------------------------
                  Debtor                     Case No.    At 1/31/02      Opened      Closed     At 2/28/02
         --------------------------          --------   -----------      ------      ------     ----------
         NationsRent USA, Inc.               01-11629           134           2          --            136
         NationsRent of Texas, LP            01-11638            56           1          --             57
         NationsRent West, Inc.              01-11633            24          --          --             24
         NationsRent of Indiana, LP          01-11639            14          --          --             14
         BDK Equipment Company, Inc.         01-11637             1          --          --              1
                                                               ----        ----        ----           ----
                                                                229           3          --            232
                                                               ====        ====        ====           ====

         There are no stores operating in NationsRent, Inc. (01-11628), NRGP, Inc. (01-11632), Logan Equipment
         Corp. (01-11634), NR Delaware, Inc. (01-11631), NationsRent Transportation Services, Inc. (01-11630),
         NR Franchise Company (01-11636), and NR Dealer, Inc. (01-11635).

(b)      The following sets forth each of the debtors, their operating purpose and current status:


                       Debtor                         Case No.                         Purpose                            Status
         ----------------------------------------    --------      -----------------------------------------------      -----------
         NationsRent, Inc.                           01-11628      Holding company                                        Active
         NationsRent USA, Inc.                       01-11629      Provides construction equipment rental to third        Active
                                                                   parties.
         NationsRent Transportation Services, Inc.   01-11630      Provides common carrier services to each of            Active
                                                                   the debtors store operations.
         NR Delaware, Inc.                           01-11631      Holding company                                        Active
         NRGP, Inc.                                  01-11632      Holding company                                        Active
         NationsRent West, Inc.                      01-11633      Provides construction equipment rental to third        Active
                                                                   parties.
         Logan Equipment Corp.                       01-11634      Provides union employees to each of the                Active
                                                                   debtors union store locations and is a party to
                                                                   union contracts.
         NR Dealer, Inc.                             01-11635      Formed to facilitate the sale of certain               Inactive
                                                                   dealerships acquired by NationsRent West, Inc.

         NR Franchise Company                        01-11636      Formed to facilitate the sale of NationsRent           Inactive
                                                                        franchises.
         BDK Equipment Company, Inc.                 01-11637      Provides construction equipment rental to third        Active
                                                                   parties.
         NationsRent of Texas, LP                    01-11638      Provides construction equipment rental to third        Active
                                                                   parties.
         NationsRent of Indiana, LP                  01-11639      Provides construction equipment rental to third        Active
                                                                   parties.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: NationsRent, Inc., et al.             Case No.                   01-11628 (PJW) Jointly Administered
--------------------------------                                        -----------------------------------
                                             Reporting periods:         December 17, 2001-February 28, 2002
                                                                        -----------------------------------

                                              NOTES
(c)      Inventories, which consist of new equipment for resale, tools, parts and merchandise supply items that are owned by the debtors, are stated at the lower of cost or market. The last physical inventory occurred during the first week of January 2002.

(d)      No provision has been made for income tax benefit during the reporting period. Future provisions for income taxes will be determined by the debtors' analysis of the impact of the Chapter 11 filings and other recent events on its deferred tax assets and liabilities. Such analysis has not been finalized at the time of this report.

(e)      Interest expense has been recognized by the debtors only to the extent to which payment is expected.

(f)      The financial statements are prepared assuming that the debtors will continue as a going concern which contemplates the realization of the carrying amounts of assets and the satisfaction of liabilities in the normal course of business. The historical balance of intangible assets related to acquired businesses, net was charged to expense in the pre-petition period.

(g)      At the time of this report, the independent audit of the debtors' financial statements for the year ended December 31, 2001 had not been completed. As such, the amounts presented in the debtors'
         consolidated balance sheet, included herein, do not reflect final adjustments to the year ended
         December 31, 2001 and are subject to revision once the final adjustments are made and the audit is complete.

(h)      The current year financial statements and other financial information included in this report have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments.